Accrued expenses and other current liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Accrued expenses and other current liabilities
Summary of accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2020	2021
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	18,195	12,428	1,950
Payable for business combination	8,138	7,153	1,123
Accrued liabilities related to customers incentive program	10,369	3,951	620
Accrued professional service fees	11,513	11,861	1,861
Accrued advertising expenses	18,804	18,806	2,951
Deposits received from suppliers	82,054	86,212	13,529
Accrued operating expenses	10,032	8,067	1,266
Advanced payment from banks (b)	10,812	13,925	2,185
Discounted bank acceptance notes (c)	482,000	197,900	31,055
Others	24,584	22,326	3,503
Total	676,501	382,629	60,043

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

15. Accrued expenses and other current liabilities – continued

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 2.55% to 3.1%. The issuance of notes payable is collatetralized by the Group’s bank deposits of RMB482,000 and RMB197,900 as of December 31, 2020 and 2021, which were recorded in restricted cash and short-term investments.